Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Fixed Income Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Equity Strategy Portfolio

(the “Acquired Portfolios”)

Supplement dated March 3, 2011, to each Acquired Portfolio’s Prospectus

The Board of Directors of SunAmerica Series, Inc. (the “Corporation”), on behalf of the Acquired Portfolios, each a series of the Corporation, has determined that it is in the best interests of each Acquired Portfolio and its respective shareholders to reorganize the Acquired Portfolio into the series of the Corporation set forth in the table below (each, an “Acquiring Portfolio” and together the “Acquiring Portfolios”), subject to shareholder approval. The transactions are collectively referred to herein as the Reorganizations.

Acquired Portfolios	Acquiring Portfolios
Focused Fixed Income Strategy Portfolio	Focused Balanced Strategy Portfolio
Focused Fixed Income and Equity Strategy Portfolio	Focused Balanced Strategy Portfolio
Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio

Pursuant to each proposed Reorganization, all of an Acquired Portfolio’s assets and liabilities will be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Acquired Portfolio’s shareholders approve the proposal, they will receive shares of the respective Acquiring Portfolio, the total value of which is equal to the total value of their shares of the Acquired Portfolio on the date of the merger, after which the Acquired Portfolio will cease operations. On or about June 7, 2011, each Acquired Portfolio expects to convene a special meeting of the Acquired Portfolio’s shareholders. Shareholders of record of each Acquired Portfolio on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the relevant Reorganization in greater detail.

Until a Reorganization is completed, shares of each Acquired Portfolio will continue to be sold and reinvestment of dividends and distributions into shares of the Acquired Portfolio will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for each special meeting of shareholders will not have the right to vote at the special meeting. An Acquired Portfolio’s shareholders may continue to purchase or redeem the Acquired Portfolio’s shares, as described in the Prospectuses, before the closing of the proposed Reorganizations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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